TYG
LISTED
NYSE

Yield

Growth

Quality

2011 1st Quarter Report

February 28, 2011

Tortoise Energy Infrastructure Corp.

SM

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
  A professional management team, with more than 120 years combined investment experience, to select and manage the portfolio on your behalf;
  The ability to access investment grade credit markets to enhance stockholder return; and
  Access to direct placements and other investments not available through the public markets.

March 31, 2011

Dear Fellow Stockholders,

Fundamentals in the midstream MLP market were off to a solid start in TYG’s first fiscal quarter ended Feb. 28, 2011, against a backdrop of geopolitical uncertainty and commodity price volatility. As a result of volume-based fees or reservation charges paid to transport energy resources through pipelines (similar to rent), the midstream energy infrastructure companies targeted by TYG generally have limited direct commodity price exposure. As a toll road does not distinguish between a Bentley or a car of lesser value as long as the toll is paid — much the same can be said for the price of oil or gas moving through our nation’s pipelines.

Master Limited Partnership Sector Review and Outlook

During our first fiscal quarter, the Tortoise MLP Total Return Index™ (TMLPT) had a total return of 9.2 percent, as an improving economy, continued MLP distribution growth and an active acquisition market propelled returns. Despite the strong sector performance, MLPs lagged the S&P 500 total return of 13.0 percent during the same period, as a result of lower relative December performance stemming in part from a rebound in the broader economic recovery.

Capital markets remained supportive of sector growth activity, with three direct placements announced during the quarter to finance acquisitions. We expect the sector to require additional growth investments as MLPs continue to focus on the tremendous build-out of midstream infrastructure in the North American oil and gas shales. In our view, this growth should translate into positive distribution growth potential. We anticipate MLP distribution growth between 4 and 6 percent in fiscal 2011, up slightly from our expectation for fiscal 2010 of between 3 and 5 percent.

On another note, The Federal Energy Regulatory Commission (FERC) recently increased the inflation escalator associated with the tariff pricing of petroleum pipelines to the Producer Price Index plus 2.65 percent (previously 1.30 percent), which will commence for the five year period beginning July 1, 2011. This inherent partial inflation hedge should help offset any higher costs and continue to position these regulated assets well in a higher inflationary environment.

Company Performance Review and Outlook

Our total assets increased from more than $1.4 billion on Nov. 30, 2010 to nearly $1.6 billion on Feb. 28, 2011, primarily resulting from market appreciation of our investments. Our total return based on market value (including the reinvestment of distributions) for the first fiscal quarter of 2011 was 11.9 percent, as compared to 12.7 percent for the prior fiscal quarter ended Nov. 30, 2010 and 5.2 percent for the first fiscal quarter of 2010.

We paid a distribution of $0.545 per common share ($2.18 annualized) to our stockholders on March 1, 2011, a 0.9 percent increase from our prior quarterly distribution of $0.54. This represents an annualized yield of 5.5 percent based on the fiscal quarter closing price of $40.00. Our payout ratio of distributions to distributable cash flow (DCF) for the fiscal quarter was 93.4 percent.

TYG helped finance energy infrastructure sector growth with the completion of two direct placement investments totaling $45 million during the fiscal quarter. Through these investments, we acquired common units in PAA Natural Gas Storage, L.P. and Buckeye Partners, L.P., which used the proceeds to help finance acquisitions in natural gas and crude oil/refined products storage assets, respectively.

We ended our fiscal quarter with leverage at 18 percent of total assets, well below our long-term target of 25 percent. We continue to seek to emphasize quality and DCF sustainability through a conservative leverage policy. As of fiscal quarter end, 84.8 percent of our leverage had fixed interest or distribution rates, a weighted average maturity of 4.7 years and a weighted average cost of 5.27 percent.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

Thank you for your investment and please plan to join us for our annual stockholders’ meeting on May 20, 2011 at 10 a.m. central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via our Web site at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2011 1st Quarter Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2010				2011
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$19,426	$20,034	$20,178	$20,696	$21,484
Dividends paid in stock	2,044	1,969	1,993	2,067	2,031
Other income	—	—	—	—	150
Total from investments	21,470	22,003	22,171	22,763	23,665
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,584	2,946	3,097	3,329	3,494
Other operating expenses	397	441	377	428	366
	2,981	3,387	3,474	3,757	3,860
Distributable cash flow before leverage costs and current taxes	18,489	18,616	18,697	19,006	19,805
Leverage costs(2)	4,032	3,880	3,825	3,808	3,813
Current income tax expense	24	137	134	157	113
Distributable Cash Flow(3)	$14,433	$14,599	$14,738	$15,041	$15,879
Distributions paid on common stock	$14,497	$14,536	$14,567	$14,595	$14,824
Distributions paid on common stock per share	0.540	0.540	0.540	0.540	0.545
Payout percentage for period(4)	100.4%	99.6%	98.8%	97.0%	93.4%
Net realized gain, net of income taxes, for the period	3,545	17,545	5,775	21,739	7,874
Total assets, end of period	1,205,941	1,195,309	1,307,719	1,449,476	1,593,046
Average total assets during period(5)	1,114,507	1,232,509	1,285,312	1,396,899	1,513,637
Leverage (long-term debt obligations, preferred stock and short-term borrowings)(6)	255,375	262,575	271,075	281,175	286,375
Leverage as a percent of total assets	21.2%	22.0%	20.7%	19.4%	18.0%
Unrealized appreciation, net of income taxes, end of period	291,147	275,046	345,211	434,082	513,704
Net assets, end of period	753,374	736,965	796,270	890,879	964,621
Average net assets during period(7)	689,774	769,890	802,057	867,349	922,122
Net asset value per common share	28.06	27.38	29.52	32.91	35.46
Market value per share	30.46	32.84	32.66	36.25	40.00
Shares outstanding	26,845,987	26,918,015	26,976,691	27,068,577	27,199,433

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	7.81%	7.08%	6.84%	6.54%	6.34%
Operating expenses before leverage costs and current taxes	1.08%	1.09%	1.07%	1.08%	1.03%
Distributable cash flow before leverage costs and current taxes	6.73%	5.99%	5.77%	5.46%	5.31%
As a Percent of Average Net Assets
Distributable cash flow(3)	8.49%	7.52%	7.29%	6.96%	6.98%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, other recurring leverage expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts, other non-recurring leverage expenses and amortization of debt issuance costs; and decreased by distributions to preferred stockholders and current taxes paid.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $43,400,000 as of February 28, 2011.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on average net assets.

2      Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited)

Management’s Discussion

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $144 million during the 1st quarter primarily as a result of increased market values of our MLP investments. In addition, we had net purchases of $23.5 million during the quarter comprised of two direct MLP investments totaling $45 million and portfolio sales of $21.5 million. Distribution increases from our MLP investments were in-line with our expectations while the increase in total assets during the quarter resulted in increased asset-based expenses. Total leverage decreased as a percent of total assets and we increased our quarterly distribution to $0.545 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions with increases safely covered by earned DCF. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes generated from realized gains). Realized gains and expected tax benefits are not included in our DCF. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as current taxes paid. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 1st quarter 2011 was approximately $23.7 million, representing a 10.2 percent increase as compared to 1st quarter 2010 and a 4.0 percent increase or approximately $0.9 million as compared to 4th quarter 2010. The change from 4th quarter 2010 reflects distribution increases from our MLP investments, receipt of distributions from $23.5 million in net MLP purchases during the quarter and a one-time commitment fee of $150,000 related to a direct MLP investment completed during the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.03 percent of average total assets for the 1st quarter 2011, a decrease of 0.05 percent as compared to the 1st quarter 2010 and 4th quarter 2010. Advisory fees for the 1st quarter 2011 increased 5.0 percent from 4th quarter 2010 as a result of increased average managed assets for the quarter. Average managed assets increased primarily as a result of increased MLP asset values and net purchases during the quarter. Yields on our MLP investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields continue to decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses decreased approximately $62,000 or 14.5 percent from 4th quarter 2010, primarily as a result of decreased estimated franchise taxes.

Leverage costs consist of two major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $3.8 million for the 1st quarter 2011, unchanged as compared to 4th quarter 2010.

The weighted average annual rate of our leverage at February 28, 2011 was 5.27 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in

2011 1st Quarter Report	3

Management’s Discussion (Unaudited) (Continued)

future periods as a result of changes in LIBOR, the utilization of our credit facility and as our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 1st quarter 2011, our DCF was approximately $15.9 million, an increase of 10.0 percent as compared to 1st quarter 2010 and an increase of 5.6 percent as compared to 4th quarter 2010. The changes are the net result of increased distributions and expenses as outlined above. We declared a distribution of $14.8 million during the quarter. On a per share basis, we declared a $0.545 distribution on February 8, 2011. This represents an increase of $0.005 per share as compared to 1st quarter 2010 and 4th quarter 2010.

Our dividend payout ratio as a percentage of DCF decreased from 97.0 percent for 4th quarter 2010 to 93.4 percent for 1st quarter 2011. A payout of less than 100 percent of DCF provides cushion for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going payout ratio in excess of 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2011 (in thousands):

1st Qtr 2011
Net Investment Loss, before Income Taxes	$(5,377)
Adjustments to reconcile to DCF:
Dividends paid in stock	2,031
Return of capital on distributions	19,028
Distribution included in direct placement discount	238
Amortization of debt issuance costs	71
Current income tax expenses	(112)
DCF	$15,879

Liquidity and Capital Resources

We had total assets of $1.593 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables, if any, and any expenses that may have been prepaid. During 1st quarter 2011, total assets increased $144 million. This change was primarily the result of net realized and unrealized gains on investments of approximately $120 million during the quarter (excluding return of capital on distributions reflected during the quarter) and net purchases of approximately $23.5 million.

We issued 130,856 shares of our common stock with net proceeds of approximately $5 million in a direct transaction with an institutional investor. The proceeds were used to help fund two direct placements with MLPs during the quarter. We are waiving our advisory fees on the net proceeds of this transaction for six months, further improving the economic benefit of the transaction for all stockholders.

Total leverage outstanding at February 28, 2011 was $286.4 million, an increase of $5.2 million as compared to November 30, 2010. On an adjusted basis to reflect payment of our 1st quarter 2011 distribution, the increase is approximately $20.0 million. These additional leverage proceeds, along with the $5 million from our direct placement of common stock and approximately $21.5 million in portfolio sales, were used to fund two direct placements totaling $45 million during the quarter. Outstanding leverage is comprised of approximately $170 million in senior notes, $73 million in preferred shares and $43.4 million outstanding under the credit facility, with 84.8 percent of leverage with fixed rates and a weighted average maturity of 4.7 years. Total leverage represented 18.0 percent of total assets at February 28, 2011, as compared to 19.4 percent as of November 30, 2010 and 21.2 percent as of February 28, 2010. We’ve allowed leverage as a percent of total assets to decrease as market values increased rather than maintain leverage to total assets at the long-term target level of 25 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise, as was the case during the 1st quarter. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of approximately $243 million is comprised of 70 percent private placement debt and 30 percent publicly traded preferred equity with a weighted average fixed rate of 5.92 percent and remaining weighted average laddered maturity of approximately 5.5 years.

Our MRP stock has an optional redemption feature allowing us to redeem all or a portion of the stock after December 31, 2012 and on or prior to December 31, 2013 at $10.10 per share. An optional redemption after December 31, 2013 and on or prior to December 31, 2014 will be at $10.05 per share. Any redemption after December 31, 2014 will be at the liquidation preference amount of $10.00 per share.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 and Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we increased the amount available under our revolving credit facility to $85 million to allow more flexibility in carrying out our investment goals and objectives.

Taxation of our Distributions and Income Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2012. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the fiscal year ended 2010 were 54 percent qualified dividend income and 46 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by 46 percent of the total distributions they received in 2010. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the fiscal year ended 2010 was 100 percent return of capital.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 28, 2011, our investments are valued at $1.59 billion, with an adjusted cost of $777 million. The $813 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At February 28, 2011, the balance sheet reflects a net deferred tax liability of approximately $322 million or $11.84 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4      Tortoise Energy Infrastructure Corp.

Schedule of Investments
February 28, 2011
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 164.9%(1)

Crude/Refined Products Pipelines — 66.1%(1)
United States — 66.1%(1)
Blueknight Energy Partners, L.P.(2)	342,162	$2,788,620
Buckeye Partners, L.P.	1,134,390	73,531,160
Enbridge Energy Partners, L.P.	1,755,900	117,715,536
Holly Energy Partners, L.P.	616,000	36,744,400
Kinder Morgan Management, LLC(3)	1,750,460	114,847,691
Magellan Midstream Partners, L.P.	1,493,800	90,285,272
NuStar Energy L.P.	926,400	64,986,960
Plains All American Pipeline, L.P.	993,100	65,018,257
Sunoco Logistics Partners L.P.	807,900	71,491,071
		637,408,967
Natural Gas/Natural Gas Liquids Pipelines — 65.5%(1)
United States — 65.5%(1)
Boardwalk Pipeline Partners, LP	1,761,700	58,506,057
Duncan Energy Partners L.P.	424,700	17,298,031
El Paso Pipeline Partners, L.P.	1,254,300	47,287,110
Energy Transfer Equity, L.P.	522,610	21,003,696
Energy Transfer Partners, L.P.	2,272,000	124,573,760
Enterprise Products Partners L.P.	2,895,600	126,248,160
Niska Gas Storage Partners LLC	501,300	10,151,325
ONEOK Partners, L.P.	766,700	63,751,105
PAA Natural Gas Storage, L.P.	285,167	6,949,520
PAA Natural Gas Storage, L.P.(4)	700,771	15,332,870
Spectra Energy Partners, LP	493,020	16,205,567
TC PipeLines, LP	1,376,389	74,682,867
Williams Partners L.P.	960,200	49,795,972
		631,786,040
Natural Gas Gathering/Processing — 23.9%(1)
United States — 23.9%(1)
Chesapeake Midstream Partners, L.P.	358,116	9,325,341
Copano Energy, L.L.C.	999,440	36,189,722
DCP Midstream Partners, LP	1,106,100	46,743,786
MarkWest Energy Partners, L.P.	1,066,900	47,903,810
Regency Energy Partners LP	726,700	20,180,459
Targa Resources Partners LP	1,822,225	62,411,206
Western Gas Partners LP	205,075	7,431,918
		230,186,242
Propane Distribution — 8.8%(1)
United States — 8.8%(1)
Inergy, L.P.	2,043,700	84,772,676
Shipping — 0.6%(1)
Republic of the Marshall Islands — 0.6%(1)
Teekay LNG Partners L.P.	156,200	5,948,096
Total Master Limited Partnerships and
Related Companies (Cost $777,193,659)		1,590,102,021
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Government Portfolio —
Class I, 0.01%(5) (Cost $98,684)	98,684	98,684
Total Investments — 164.9%(1)
(Cost $777,292,343)		1,590,200,705
Other Assets and Liabilities — (39.7%)(1)		(382,604,494)
Long-Term Debt Obligations — (17.6%)(1)		(169,975,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (7.6%)(1)		(73,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$964,621,211

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing.
(3)	Security distributions are paid-in-kind.
(4)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $15,332,870, which represents 1.6% of net assets. See Note 7 to the financial statements for further disclosure.
(5)	Rate indicated is the current yield as of February 28, 2011.

See accompanying Notes to Financial Statements.

2011 1st Quarter Report	5

Statement of Assets & Liabilities
February 28, 2011
(Unaudited)

Assets
Investments at fair value (cost $777,292,343)	$1,590,200,705
Receivable for Adviser expense reimbursement	5,185
Distribution receivable from master limited partnerships	490,481
Prepaid expenses and other assets	2,350,012
Total assets	1,593,046,383
Liabilities
Payable to Adviser	2,332,728
Distribution payable to common stockholders	14,823,710
Accrued expenses and other liabilities	2,585,240
Current tax liability	147,375
Deferred tax liability	322,161,119
Short-term borrowings	43,400,000
Long-term debt obligations	169,975,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 7,300,000 shares outstanding)	73,000,000
Total liabilities	628,425,172
Net assets applicable to common stockholders	$964,621,211
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 27,199,433 shares issued
and outstanding (100,000,000 shares authorized)	$27,199
Additional paid-in capital	417,122,116
Accumulated net investment loss, net of income taxes	(59,211,561)
Undistributed realized gain, net of income taxes	92,979,378
Net unrealized appreciation of investments, net of income taxes	513,704,079
Net assets applicable to common stockholders	$964,621,211
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$35.46

Statement of Operations
Period from December 1, 2010 through February 28, 2011
(Unaudited)

Investment Income
Distributions from master limited partnerships	$21,245,797
Less return of capital on distributions	(19,028,428)
Net distributions from master limited partnerships	2,217,369
Dividends from money market mutual funds	31
Other income	150,000
Total Investment Income	2,367,400
Operating Expenses
Advisory fees	3,499,455
Administrator fees	110,977
Professional fees	56,737
Franchise fees	51,852
Stockholder communication expenses	38,964
Directors’ fees	33,313
Fund accounting fees	19,311
Custodian fees and expenses	15,913
Registration fees	10,111
Stock transfer agent fees	4,117
Other operating expenses	24,430
Total Operating Expenses	3,865,180
Leverage Expenses
Interest expense	2,631,294
Distributions to mandatory redeemable preferred stockholders	1,140,639
Amortization of debt issuance costs	71,188
Other leverage expenses	41,484
Total Leverage Expenses	3,884,605
Total Expenses	7,749,785
Less expense reimbursement by Adviser	(5,185)
Net Expenses	7,744,600
Net Investment Loss, before Income Taxes	(5,377,200)
Deferred tax benefit	1,545,262
Net Investment Loss	(3,831,938)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	12,483,772
Deferred tax expense	(4,610,159)
Net realized gain on investments	7,873,613
Net unrealized appreciation of investments, before income taxes	126,242,324
Deferred tax expense	(46,620,300)
Net unrealized appreciation of investments	79,622,024
Net Realized and Unrealized Gain on Investments	87,495,637
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$83,663,699

See accompanying Notes to Financial Statements.

6      Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2010
	through	Year Ended
	February 28, 2011	November 30, 2010
	(Unaudited)
Operations
Net investment loss	$(3,831,938)	$(17,436,118)
Net realized gain on investments	7,873,613	48,603,672
Net unrealized appreciation of investments	79,622,024	215,507,555
Distributions to auction preferred stockholders	—	(243,068)
Net increase in net assets applicable to common stockholders resulting from operations	83,663,699	246,432,041
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(14,823,691)	(58,194,756)
Total distributions to common stockholders	(14,823,691)	(58,194,756)
Capital Stock Transactions
Proceeds from shelf offerings of 130,856 and 2,808,900 common shares, respectively	5,000,008	85,728,268
Underwriting discounts and offering expenses associated with the issuance of common stock	(98,017)	(3,595,069)
Issuance of 222,590 common shares from reinvestment of distributions to stockholders	—	6,907,367
Net increase in net assets applicable to common stockholders from capital stock transactions	4,901,991	89,040,566
Total increase in net assets applicable to common stockholders	73,741,999	277,277,851
Net Assets
Beginning of period	890,879,212	613,601,361
End of period	$964,621,211	$890,879,212
Accumulated net investment loss, net of income taxes, end of period	$(59,211,561)	$(55,379,623)

See accompanying Notes to Financial Statements.

2011 1st Quarter Report	7

Statement of Cash Flows
Period from December 1, 2010 through February 28, 2011
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$20,755,316
Dividend income received	37
Purchases of long-term investments	(45,000,076)
Proceeds from sales of long-term investments	21,552,062
Purchases of short-term investments, net	(37,755)
Other income received	150,000
Interest expense paid	(2,617,255)
Distributions to mandatory redeemable preferred stockholders	(1,140,640)
Income taxes paid	(102,625)
Operating expenses paid	(3,671,285)
Net cash used in operating activities	(10,112,221)
Cash Flows From Financing Activities
Advances from revolving line of credit	49,600,000
Repayments on revolving line of credit	(44,400,000)
Issuance of common stock	5,000,008
Common stock issuance costs	(87,787)
Net cash provided by financing activities	10,112,221
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$83,663,699
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(45,000,076)
Return of capital on distributions received	19,028,428
Proceeds from sales of long-term investments	21,552,062
Purchases of short-term investments, net	(37,755)
Deferred tax expense	49,685,197
Net unrealized appreciation of investments	(126,242,324)
Net realized gain on investments	(12,483,772)
Amortization of debt issuance costs	71,188
Changes in operating assets and liabilities:
Increase in distribution receivable from
master limited partnerships	(490,481)
Decrease in prepaid expenses and other assets	31,249
Increase in payable to Adviser, net of
expense reimbursement	45,828
Decrease in current tax liability	(102,625)
Increase in accrued expenses and other liabilities	167,161
Total adjustments	(93,775,920)
Net cash used in operating activities	$(10,112,221)

See accompanying Notes to Financial Statements.

8      Tortoise Energy Infrastructure Corp.

Financial Highlights
	Period from
	December 1, 2010	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2011	2010	2009	2008	2007	2006
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$32.91	$25.53	$17.36	$32.96	$31.82	$27.12
Income (Loss) from Investment Operations
Net investment loss(2)(3)	(0.14)	(0.66)	(0.16)	(0.29)	(0.61)	(0.32)
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(2)(3)	3.22	10.10	10.65	(12.76)	4.33	7.41
Total income (loss) from investment operations	3.08	9.44	10.49	(13.05)	3.72	7.09
Distributions to Auction Preferred Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	—	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)
Total distributions to auction preferred stockholders	—	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)
Distributions to Common Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	(0.55)	(2.16)	(2.16)	(2.23)	(2.19)	(2.02)
Total distributions to common stockholders	(0.55)	(2.16)	(2.16)	(2.23)	(2.19)	(2.02)
Capital Stock Transactions
Underwriting discounts and offering costs on issuance of common
and auction preferred stock(4)	—	—	—	(0.01)	(0.08)	(0.14)
Premiums less underwriting discounts and offering costs
on issuance of common stock(5)	0.02	0.11	0.03	0.09	0.08	—
Total capital stock transactions	0.02	0.11	0.03	0.08	—	(0.14)
Net Asset Value, end of period	$35.46	$32.91	$25.53	$17.36	$32.96	$31.82
Per common share market value, end of period	$40.00	$36.25	$29.50	$17.11	$32.46	$36.13
Total Investment Return Based on Market Value(6)	11.93%	31.58%	88.85%	(42.47)%	(4.43)%	34.50%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$964,621	$890,879	$613,601	$407,031	$618,412	$532,433
Average net assets (000’s)	$922,122	$782,541	$500,661	$573,089	$659,996	$446,210
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.54%	1.53%	1.54%	1.82%	1.79%	1.62%
Other operating expenses	0.16	0.21	0.26	0.27	0.25	0.30
Expense reimbursement(8)	(0.00)	—	(0.03)	(0.19)	(0.19)	(0.22)
Subtotal	1.70	1.74	1.77	1.90	1.85	1.70
Leverage expenses(9)	1.71	2.11	2.54	3.42	2.71	2.05
Income tax expense (benefit)(10)	21.85	17.89	29.98	(32.24)	6.44	16.06
Total expenses	25.26%	21.74%	34.29%	(26.92)%	11.00%	19.81%

See accompanying Notes to Financial Statements.

2011 1st Quarter Report	9

Financial Highlights (Continued)
	Period from
	December 1, 2010	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	February 28, 2011	2010	2009	2008	2007	2006
	(Unaudited)
Ratio of net investment loss to average net assets
before expense reimbursement(7)(9)	(1.69)%	(2.23)%	(0.97)%	(2.09)%	(2.08)%	(1.52)%
Ratio of net investment loss to average net assets
after expense reimbursement(7)(9)	(1.69)%	(2.23)%	(0.94)%	(1.90)%	(1.89)%	(1.30)%
Portfolio turnover rate(7)	5.80%	10.26%	17.69%	5.81%	9.30%	2.18%
Short-term borrowings, end of period (000’s)	$43,400	$38,200	$10,400	—	$38,050	$32,450
Long-term debt obligations, end of period (000’s)	$169,975	$169,975	$170,000	$210,000	$235,000	$165,000
Preferred stock, end of period (000’s)	$73,000	$73,000	$70,000	$70,000	$185,000	$70,000
Per common share amount of long-term debt obligations outstanding,
end of period	$6.25	$6.28	$7.07	$8.96	$12.53	$9.86
Per common share amount of net assets, excluding long-term debt obligations,
end of period	$41.71	$39.19	$32.60	$26.32	$45.49	$41.68
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)(12)	$5,863	$5,630	$4,789	$3,509	$3,942	$4,051
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)(12)	586%	563%	479%	351%	394%	405%
Asset coverage, per $25,000 liquidation value per share of auction
preferred stock(12)(13)	—	—	$86,262	$64,099	$58,752	$74,769
Asset coverage, per $10 liquidation value per share of mandatory
redeemable preferred stock(13)	$44	$42	—	—	—	—
Asset coverage ratio of preferred stock(12)(13)	437%	417%	345%	256%	235%	299%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2009, 2008, 2007, and 2006 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(3)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share.
(4)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008. Represents the effect of the issuance of auction preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006.
(5)
Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the period from December 1, 2010 through February 28, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009. Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007.

(6)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Less than 0.01% for the period from December 1, 2010 through February 28, 2011.
(9)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(10)
For the period from December 1, 2010 through February 28, 2011, the Company accrued $0 for current income tax expense and $49,685,197 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $230,529 for net current income tax benefit and $150,343,906 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for net current income tax expense and $185,024,497 for deferred income tax benefit. For the year ended November 30, 2007, the Company accrued $344,910 for current income tax expense and $42,171,411 for net deferred income tax expense. For the year ended November 30, 2006, the Company accrued $471,753 for current income tax expense and $71,190,049 for net deferred income tax expense.

(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) February 28, 2011

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2010 through February 28, 2011, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated approximately 10 percent as investment income and approximately 90 percent as return of capital.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2010 and the period ended February 28, 2011 was 100 percent return of capital. For tax purposes, the Company’s distributions for the year ended November 30, 2010 were approximately 54 percent qualified dividend income and 46 percent return of capital. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2011.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are paid on the first business day of each month and are accrued daily based on a fixed annual rate of 6.25 percent. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

2011 1st Quarter Report	11

Notes to Financial Statements (Unaudited) (Continued)

For book purposes, the source of the Company’s distributions to mandatory redeemable preferred stockholders for the year ended November 30, 2010 and the period ended February 28, 2011 was 100 percent return of capital. For tax purposes, the Company’s distributions to mandatory redeemable preferred stockholders for the year ended November 30, 2010 were 100 percent qualified dividend income. The tax character of distributions paid to mandatory redeemable preferred stockholders for the current year will be determined subsequent to November 30, 2011.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $98,017 related to the issuance of common stock were recorded to additional paid-in capital during the period ended February 28, 2011. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended February 28, 2011.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of common stock on January 20, 2011 for a six month period ending July 19, 2011.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

12	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$16,726,049
Capital loss carryforwards	14,922,038
Alternative minimum tax credit carryforward	605,833
32,253,920
Deferred tax liabilities:
Basis reduction of investment in MLPs	54,153,873
Net unrealized gains on investment securities	300,261,166
354,415,039
Total net deferred tax liability	$322,161,119

At February 28, 2011, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2011, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2003 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended February 28, 2011, as follows:

Application of statutory income tax rate	$46,672,113
State income taxes, net of federal tax benefit	2,573,634
Nondeductible payments on preferred stock	440,505
Other	(1,055)
Total income tax expense	$49,685,197

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2010 through February 28, 2011, the components of income tax expense include deferred federal and state income tax expense (net of federal tax benefit) of $47,088,597 and $2,596,600, respectively.

As of November 30, 2010, the Company had a net operating loss for federal income tax purposes of approximately $38,329,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $5,000, $16,549,000, $1,080,000, $3,583,000, $53,000 and $17,059,000 in the years ending November 30, 2025, 2026, 2027, 2028, 2029 and 2030 respectively. As of November 30, 2010, the Company had a capital loss carryforward of approximately $45,000,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire as follows: $7,000,000 and $38,000,000 in the years ending November 30, 2013 and 2014, respectively. The amount of deferred tax asset for these items at February 28, 2011 also includes amounts for the period from December 1, 2010 through February 28, 2011. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2010, an alternative minimum tax credit of $605,833 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of February 28, 2011, the aggregate cost of securities for federal income tax purposes was $630,653,098. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $963,388,848, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $3,841,241 and the net unrealized appreciation was $959,547,607.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 28, 2011. These assets are measured on a recurring basis.

	Fair Value at
Description	February 28, 2011	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,590,102,021	$1,574,769,151	$15,332,870	$—
Total Equity Securities	1,590,102,021	1,574,769,151	15,332,870	—
Other:
Short-Term Investment(b)	98,684	98,684	—	—
Total Other	98,684	98,684	—	—
Total	$1,590,200,705	$1,574,867,835	$15,332,870	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2011.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage

2011 1st Quarter Report	13

Notes to Financial Statements (Unaudited) (Continued)

discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period from December 1, 2010 through February 28, 2011.

7. Restricted Security

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the security comprises at February 28, 2011.

					Fair	Fair
					Value	Value as
	Number of	Acquisition	Acquisition	Fair	Per	Percent of
Investment Security	Shares	Date	Cost	Value	Share	Net Assets
PAA Natural Gas Storage, L.P.
Unregistered Common Units	700,771	2/8/11	$15,000,000	$15,332,870	$21.88	1.6%

The carrying value per unit of unrestricted common units of PAA Natural Gas Storage, L.P. was $24.38 on December 23, 2010, the date the purchase agreement and the date an enforceable right to acquire the restricted PAA Natural Gas Storage, L.P. units was obtained by the Company.

8. Investment Transactions

For the period from December 1, 2010 through February 28, 2011, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $45,000,076 and $21,552,062 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $169,975,000 aggregate principal amount of private senior notes, Series E, Series F, and Series G (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The following table shows the maturity date, fixed rate, notional/ carrying amount and estimated fair value for each series of Notes outstanding at February 28, 2011.

			Notional/
	Maturity	Fixed	Carrying	Estimated
Series	Date	Rate	Amount	Fair Value
Series E	April 10, 2015	6.11%	$110,000,000	$122,646,569
Series F	December 21, 2012	4.50%	29,975,000	31,392,718
Series G	December 21, 2016	5.85%	30,000,000	33,180,261
			$169,975,000	$187,219,548

14	Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) (Continued)

10. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 7,475,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) Stock and 7,300,000 shares are outstanding at February 28, 2011. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared, and is mandatorily redeemable on December 31, 2019. The MRP Stock pays cash distributions on the first business day of each month at an annual rate of 6.25 percent. The shares of MRP Stock trade on the NYSE under the symbol “TYG Pr A.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At February 28, 2011, the estimated fair value of the MRP Stock is based on the closing market price of $10.50 per share. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of February 28, 2011.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
MRP Stock	December 31, 2019	6.25%	7,300,000	$73,000,000	$76,650,000

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 28, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

11. Credit Facility

On June 20, 2010, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2011. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The terms of the amendment provide for an unsecured revolving credit facility of $70,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended February 28, 2011 was approximately $42,700,000 and 1.51 percent, respectively. At February 28, 2011, the principal balance outstanding was $43,400,000 at an interest rate of 1.51 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2011, the Company was in compliance with the terms of the credit facility.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 27,199,433 shares outstanding at February 28, 2011. Transactions in common stock for the period ended February 28, 2011, were as follows:

Shares at November 30, 2010	27,068,577
Shares sold through shelf offering	130,856
Shares at February 28, 2011	27,199,433

13. Subsequent Events

On March 1, 2011, the Company paid a distribution in the amount of $0.545 per common share, for a total of $14,823,691. Of this total, the dividend reinvestment amounted to $1,378,636.

On March 9, 2011, the Company entered into an amendment that increased the amount available under its unsecured revolving credit facility to $85,000,000.

During the period from March 1, 2011 through the date the financial statements were issued, the Company issued 82,605 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $3.3 million.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2011 1st Quarter Report	15

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2011, the aggregate compensation paid by the Company to the independent directors was $37,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2010 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16	Tortoise Energy Infrastructure Corp.

Office of the Company
and of the Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Infrastructure Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 3/31/11
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,561
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$816
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$211
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$209
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

Tortoise MLP Fund, Inc.	NTG	U.S. Energy Infrastructure	Retirement Accounts	$1,641
	July 2010	Natural Gas Energy	Pension Plans
		Infrastructure Emphasis	Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$97
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 2/28	/11)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TYG
LISTED
NYSE

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.